                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                      September 4, 1998 (August 28, 1998)



                          SCB COMPUTER TECHNOLOGY, INC.
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             (Exact name of registrant as specified in its charter)


                  Tennessee                                  0-27694                       62-1201561
 --------------------------------------------         ----------------------           ------------------
(State or other jurisdiction of incorporation)       (Commission File Number)           (I.R.S. Employer
                                                                                       Identification No.)


     1365 Brierbrook Road, Memphis, Tennessee                    38138
-------------------------------------------------           ----------------
     (Address of principal executive offices)                  (Zip Code)



       Registrant's telephone number, including area code: (901) 754-6577



                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)



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Item 5.  Other Events.
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         On August 28, 1998, SCB Computer Technology, Inc. (the "Company")
issued a press release regarding, among other things, (i) a tentative agreement reached by the Company with the United States Attorney for the Western District of Tennessee and the Tennessee Valley Authority to settle on a civil basis all claims against the Company relating to the previously disclosed government investigation into the TVA billing matter and (ii) the resignation of Steve N. White as an officer and director of the Company and its subsidiaries. In connection with such resignation, the Company and Mr. White entered into certain agreements relating to a five-year noncompete, the cancellation of his in-the-money stock options, restrictions on future sales of SCB Common Stock, and a mutual release. The press release and the agreements between the Company and Mr. White are filed as exhibits hereto and are incorporated herein by reference.



Item 7.  Financial Statements, Pro Forma Information and Exhibits.
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(c)      Exhibits.


  Item                              Description
  ----                              -----------
  10.1        Mutual Release, dated August 27, 1998, by and between Steve N.
              White and the Company

  10.2 Noncompetition, Confidentiality, and Nondisparagement Agreement, dated August 27, 1998, by and between Steve N. White and the Company

  10.3        Stock Restriction Agreement, dated August 27, 1998, by and between
              Steve N. White and the Company

  10.4        Cancellation of Option Agreement, dated August 27, 1998, by and between Steve N.
              White and the Company

   99         Press Release of the Company dated August 28, 1998
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                                        2

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         SCB COMPUTER TECHNOLOGY, INC.


Date:    September 4, 1998               By: /s/ Gary E. McCarter
                                             ----------------------------------
                                             Chief Financial Officer





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                                  EXHIBIT INDEX


  Item                               Description
  ----                               -----------
  10.1          Mutual Release, dated August 27, 1998, by and between Steve N.
                White and the Company

  10.2          Noncompetition, Confidentiality, and Nondisparagement Agreement,
                dated August 27, 1998, by and between Steve N. White and the Company

  10.3          Stock Restriction Agreement, dated August 27, 1998, by and between
                Steve N. White and the Company

  10.4 Cancellation of Option Agreement, dated August 27, 1998, by and between Steve N. White and the Company

   99           Press Release of the Company dated August 28, 1998